Exhibit 99.1
EVERY STOCKHOLDER’S VOTE IS IMPORTANT EASY VOTING OPTIONS: VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours 3(h) VOTE BY TELEPHONE Call 1-866-241-6192 Follow the recorded instructions available 24 hours 3(f) VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope 3(e) Please detach at perforation before mailing. PROXY REVOCABLE PROXY PROXY CORPORATE PROPERTY ASSOCIATES 16 — GLOBAL INCORPORATED PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS APRIL 26, 2011 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Corporate Property Associates 16 — Global Incorporated, a Maryland corporation (the “Company”), hereby appoints Mark J. DeCesaris and Thomas E. Zacharias, or either of them, as proxies for the undersigned, with full power of substitution, in each of them, to attend the Special Meeting of Stockholders of the Company to be held at the offices of W. P. Carey & Co. LLC, 50 Rockefeller Plaza, New York, New York 10020, at 11:00 a.m., local time, on April 26, 2011, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Joint Proxy Statement/Prospectus, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to such meeting. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS INSTRUCTED ON THE REVERSE. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” EACH OF THE PROPOSALS DESCRIBED IN THE JOINT PROXY STATEMENT/PROSPECTUS. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192 NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity. Signature Signature (if held jointly) Date WPC_22350_030811_B

EVERY STOCKHOLDER’S VOTE IS IMPORTANT Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on April 26, 2011. The Proxy Statement is available at: https://www.proxy-direct.com/wpc22350 PLEASE VOTE, SIGN, DATE AND RETURN YOUR PROXY TODAY Please detach at perforation before mailing. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSALS 1 AND 2. PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE: If you wish to cast the same vote for all of the Proposals together, indicate your vote here. Alternatively, if you wish to vote for each Proposal separately, indicate your vote next to each Proposal below. Proposals 1, 2, 3 and 4 are described below. To approve a proposal to engage in the alternate merger, substantially on the terms set forth in the Agreement and Plan of Merger, dated as of December 13, 2010, by and among Corporate Property Associates 14 Incorporated, Corporate Property Associates 16 — Global Incorporated, or CPA®:16 — Global, W. P. Carey & Co. LLC and the other parties thereto, all as described in the accompanying joint proxy statement/prospectus. To approve a proposal to implement the internal reorganization of CPA®:16 — Global as an umbrella partnership real estate investment trust, or UPREIT. If this proposal is approved, CPA®:16 — Global will conduct substantially all of its future business through an operating partnership. To approve a proposal to amend CPA®:16 — Global’s charter to increase the number of authorized shares of common stock of CPA®:16 — Global from 250,000,000 to 400,000,000 shares to ensure that it will have a sufficient amount of authorized shares to issue in the merger. To transact such other business as may properly come before the CPA®:16 — Global special meeting or any adjournments or postponements of the special meeting, including, without limitation, a motion to adjourn the special meeting to another time for the purpose of soliciting additional proxies to approve the various proposals. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE. WPC22350030811_B